T. Rowe Price Global Infrastructure Fund

T. Rowe Price Global Infrastructure Fund—Advisor Class

Supplement to Prospectuses and Summary Prospectuses dated March 1, 2014

Important Information about the T. Rowe Price Global Infrastructure Fund

On May 19, 2014, the assets of the fund were transferred to, and the fund was reorganized into, the T. Rowe Price Real Assets Fund. As a result, the fund is no longer available for purchase.

If you have any questions, please call us at 1-800-225-5132.

The date of this supplement is June 2, 2014.

6/2/14